UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2007

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

(Registrant’s telephone number, including area code)
310-857-1100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2007, the Board of Directors adopted resolutions amending the Company’s bylaws to move back the advance notice period for stockholders to submit proposals at an annual meeting of stockholders, including for the election of directors.  The Board concluded that this action is consistent with the Company’s focus on examining stockholder value-oriented strategic alternatives.  The amendment provides that the advance notice period shall be not less than 60 days nor more than 90 days prior to the first anniversary of the date the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the advance notice date shall be a date not earlier than the 90th day prior to the date of such annual meeting as disclosed in a public announcement and not later than the close of business on the later of (a) the 60th day prior to the date of such annual meeting as disclosed in the public announcement or (b) the tenth day following the date of the public announcement of the date of such annual meeting.  Pursuant to this amendment, assuming the date of the 2008 annual meeting is not advanced or delayed by more than 30 days from June 5, 2008 (the one year anniversary of the 2007 annual meeting), the advance notice period for submission of stockholder proposals at the 2008 annual meeting will be from March 7, 2008 until April 6, 2008.  If the date of the 2008 annual meeting is advanced or delayed by more than 30 days from June 5, 2008, the advance notice period will be determined as more particularly described in the amendment.  A copy of the amendment to the bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Prior to this amendment, under the Company’s bylaws the advance notice period for submission of stockholder proposals at the 2008 annual meeting, including director nominees, was to be from January 1, 2008 until January 31, 2008.

Section 8 – Other Events

Item 8.01	Other Events.

In connection with the actions detailed in Item 5.03, on December 11, 2007, the Company announced that it would release all parties from future conduct limitations imposed by existing standstill provisions of agreements entered into since the beginning of 2006.  The Company believes that this action is consistent with pursuing a strategic path to maximize stockholder value.

In addition, on December 11, 2007, the Company issued a press release announcing, among other things, the changes described herein.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished pursuant to this Item 8.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 8.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None

(b)           Pro forma financial information: None

(c)           Shell company transactions: None

(d)           Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.2*	Amendment No. 3 to the Amended and Restated Bylaws of Maguire Properties, Inc.

99.1**	Press release dated December 11, 2007 regarding the formation of a Special Committee of the Board of Directors

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	MARTIN A. GRIFFITHS
Martin A. Griffiths
Executive Vice President and
Chief Financial Officer
(Principal financial officer)

Dated:                 December 12, 2007